UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2004

THE BOYDS COLLECTION, LTD.

(Exact name of registrant as specified in its charter)

Maryland	001-14843	52-1418730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 South Street McSherrystown, Pennsylvania		17344
(Address of principal executive offices)		(Zip Code)

(717) 633-9898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 28, 2004, The Boyds Collection, Ltd. (the “Company”) issued a press release regarding its third quarter 2004 earnings.   The press release of the Company is attached hereto as Exhibit 99.

Item 9.01 Exhibits

(c) Exhibits

Press release dated October 28, 2004, issued by the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 28, 2004	THE BOYDS COLLECTION, LTD.

		By:	/s/ Joseph E. Macharsky

		Name:	Joseph E. Macharsky
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

99 Press release dated October 28, 2004, issued by the company.